Exhibit 99.3

WWA GROUP, INC.

UNAUDITED PRO FORMA COMBINED INFORMATION

For the nine months ended September 30, 2011 and for the year ended December 31, 2010

TABLE OF CONTENTS

Page

Basis of presentation                                                                                                                      F-2

Unaudited pro forma condensed balance sheets for the nine months ended September 30, 2011          F-3

Unaudited pro forma condensed statements of operations for the nine months ended

            September 30, 2011                                                                                                           F-4

Unaudited pro forma condensed statements of operations for the year ended December 31, 2010       F-5

Notes to pro forma combined balance sheets and statements of operation                                         F-6

Basis of presentation

The following unaudited pro forma financial information of WWA Group, Inc. ("Company") is based on the historical financial statements of the Company.  The combined balance sheet and statement of operations of the Company for the nine months ended September 30, 2011, have been prepared as if the acquisition of an aggregate of sixty three and one half percent (63.5%) of Infrastructure Developments Corp. (“Infrastructure”) had occurred on January 1, 2010, the first day of the fiscal year of the registrant.

Such unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Company for the years ended December 31, 2010 and 2009, including the notes thereto, which were filed as part of the Company’s Form 10-K/A, filed with the Securities and Exchange Commission on November 14, 2011.  This unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the consolidation of Infrastructure had been completed on the dates indicated, nor does it purport to represent the Company’s results of operations as of any future date or for any future period. The pro forma combined balance sheet and statement of operations of the Company only include the consolidation of Infrastructure. In addition, the pro forma combined financial statements are based upon fair value of the assets and liabilities consolidated from Infrastructure.  Management believes all material adjustments necessary to reflect the effect of the consolidation have been made to the unaudited pro forma financial information.

Exhibit 99.3

WWA Group, Inc., Pro Forma Consolidated Balance Sheets at September 30, 2011
Assets	Company	Infrastructure	Adjustments	Consolidated
Current assets:
Cash	$ 710	$ 95,056		$ 95,766
Notes receivable	0	0		0
Prepaid Expenses	0	40,740		40,740
Other current assets	264,835	21,053		285,888
Total current assets	265,545	156,849		422,394

Investment in equity interests	4,263,544	0	(4,263,544)	0
Notes receivable	0	0		0
Investment in related party entity	0	0		0
Total Assets	$ 4,529,089	$ 156,849	$ (4,263,545)	$ 422,394

Liabilities and Stockholders' Equity

Current liabilities:
Accounts Payable	0	27,856		27,856
Accrued expenses	73,470	233,171		306,641
Short Term Debt - Notes Payable	9,144	364,226		373,370
Current maturities of long-term debt	0	0		0
Total current liabilities	82,614	625,253		707,867
Long-term debt	0	0		0
Total liabilities	82,614	625,253		707,867

Commitments and contingencies				0

Stockholders' equity:
Common stock, $0.001 par value, 50,000,000 shares
authorized; 22,591,922 shares issued and outstanding:	22,592	0		22,592
Common stock, $0.001 par value, 500,000,000 shares
authorized; 124,406,360 shares issued and outstanding:
Majority stock (Company)	0	186,994	(186,994)	0
Minority stock	0	103,112		103,112
Additional paid-in capital	4,449,080	0		4,449,080
Additional paid-in capital- Minority share	0	4,247,083		4,247,083
Additional paid-in capital- Majority (Company) share	0	4,076,550	(4,076,550)	0
Retained earnings	(25,198)	(9,082,144)		(9,107,342)
Total stockholders' equity:	4,446,474	(468,405)	(4,263,545)	(285,474)

	$ 4,529,089	$ 156,849	$ (4,263,545)	$ 422,394

The accompanying notes are an integral part of these consolidated financial statements

Exhibit 99.3

WWA Group, Inc., Pro Forma Consolidated Statements of Income for the nine months ended September 30, 2011
	Company	Infrastructure	Adjustments	Consolidated

Revenues from commissions and services	$ 0	$ 0		$ 0
Revenues from sales of equipment	$ 0	$ 0		$ 0
Revenues from contracts	$ 0	$ 571,443		$ 571,443
Revenues from Ship Charter	0	0		0
Total revenues	0	571,443		571,443

Direct costs - commissions and services	0	636,894		636,894
Direct costs - sales of equipment	0	0		0
Gross profit	0	(65,451)		(65,451)
Operating expenses:
General, selling and administrative expenses	19,517	642,473		661,990
Salaries and wages	0	200,486		200,486
Selling expenses	0	0		0
Bad debt expenses	0	524,685		524,685
Depreciation and amortization expense	0	0		0
Total operating expenses	19,517	1,367,644		1,387,161

(Loss) income from operations	(19,517)	(1,433,095)		(1,452,612)
Other income (expense):
Interest expense	0	(85,118)	68,541	(16,577)
Impairment of Notes receivables	(490,000)	0		(490,000)
Loss on Equity investment	0	0		0
Extraordinary gain/loss on restatement of investments in PTP	566,781	0		566,781
Interest income	20,196	0	28,149	48,345
Other income (expense)	(2)	(4,017,801)	2	(4,017,801)

Total other income (expense)	96,975	(4,102,919)	96,692	(3,909,252)

(Loss) income before income taxes	77,458	(5,536,014)	96,692	(5,361,864)

Provision for income taxes	$ 0	$ 0		$ 0

Net (Loss) income from continued operations	$ 77,458	$ (5,536,014)		$ 5,361,864)

Discontinued operations
Loss for the period from discontinued operations net of tax	$ 0	$ 0		$ 0

Profit/(Loss) for the period	$ 77,458	$ (5,536,014)		$ (5,361,864)

                                                                                                                          The accompanying notes are an integral part of these consolidated financial statements

Exhibit 99.3

WWA Group, Inc., Pro Forma Consolidated Statements of Income for the year ended December 31, 2010
	Company	Infrastructure	Adjustments	Consolidated
Continuing Operations
Revenues from commissions and services	$ 12,170	$ 0		$ 12,170
Project Management	$ 0	$ 1,921,139		$ 1,921,139
Revenues from sales of equipment	$ 72,600	$ 0		$ 72,600
Total revenues	84,770	1,921,139		2,005,909

Direct costs - commissions and services	9,646	2,185,667		2,195,313
Direct costs - sales of equipment	68,371	0		68,371
Gross profit	6,753	(264,528)		(257,775)
Operating expenses:
General, selling and administrative expenses	108,876	260,364		369,240
Salaries and wages	42,201	327,836		370,037
Selling expenses	2,878	0		2,878
Depreciation and amortization expense	18,827	28,037		46,864
Total operating expenses	172,782	616,237		789,018

Income (Loss) from operations	(166,028)	(880,764)		(1,046,792)

Other income (expense):
Interest expense	(318,282)	(35,541)		(353,823)
Other Income	0	141,687		141,687
Interest Income	35,541	0		35,541
Extraordinary gain/loss on restatement of investments in PTP	523,334	0		523,334
Loss on equity investment	90,800	0		90,800

Total other expense	331,393	106,146		437,539

Loss before income taxes	165,365	(774,618)		(609,253)

Provision for income taxes	$ 0	$ 0		$ 0

Loss for the year from continuing operations	$ 165,365	$ (774,618)		$ (609,253)

Discontinued operations
Loss for the year from discontinued operations net of tax	(439,531)	0		(439,531)
Loss recognized on sale of World Wide Auctioneers, Ltd
and Crown Diamond Holdings Ltd	(784,083)	0		(784,083)

Loss for the year	$ (1,058,249)	$ (774,618)		$ (1,832,866)

The accompanying notes are an integral part of these consolidated financial statements

WWA GROUP, INC.

UNAUDITED PRO FORMA COMBINED INFORMATION

For the nine months ended September 30, 2011 and for the year ended June 30, 2011

Notes to Proforma combined Balance Sheets and Statements of Operations:

Share Acquisitions

On April 14, 2010, Intelspec International, Inc. (“Intelspec”), the Company's then minority owned unconsolidated subsidiary, concluded an agreement with Infrastructure, a publicly traded company, pursuant to which Intelspec became a subsidiary of Infrastructure. The Company acquired 21,294,218 shares of Infrastructure's common stock, an approximately 22% interest, as a result of the transaction. In July 2010, the Company sold four million shares of Infrastructure's common stock at a value of $320,000 reducing the Company’s investment to 17.75%.

On May 17, 2011, Infrastructure executed a convertible promissory note (“Note”) with the Company for amounts lent to Infrastructure and its subsidiaries, including Intelspec, since 2007 totaling an aggregate of $2,442,000, at an interest rate of 6% per annum, to be paid in full within five years of the execution of the Note, with the option to convert all or part of the principal and accrued interest into shares of common stock of Infrastructure, par value $0.001, at $0.07 per share at any time prior to maturity.

On November 21, 2011, the Company was authorized the issuance of 165,699,842 shares of Infrastructure's common stock valued at $2,477,544 or $0.014952 per share on conversion of the Note, as amended as of the date of conversion to permit a conversion price of approximately $0.015 per share constituting a premium to the $0.013 average price of Infrastructure’s common stock over the ten day period preceding the date of conversion.

Following the transaction on November 21, 2011, the Company owned 186,994,060 shares or 63.5% of Infrastructure's common stock.

Principles of Consolidation

The accompanying consolidated pro forma financial statements include the accounts of the Company and Infrastructure, its majority-owned subsidiary. All material intercompany accounts and transactions between the companies for the periods presented have been eliminated in consolidation.

Accounting Acquirer

The Company evaluated its investment in Infrastructure in accordance with ASC805, Business Combinations, according to the Company's evaluation of 805-10-55-12, it concluded that the accounting acquirer was the Company for this proforma presentation because after the close of this transaction the shareholders of the Company held a majority voting power of Infrastructure. So the Company has eliminated the equity accounts and accumulated deficit of Infrastructure and left the accumulated deficit of the Company in its proforma balance sheet presentation.

Exhibit 99.3

WWA GROUP, INC.

UNAUDITED PRO FORMA COMBINED INFORMATION

For the nine months ended September 30, 2011 and for the year ended June 30, 2011

Adjustment Entries

The following entries have been adjusted in the Company's financials for preparation of the pro forma financials of the Company and Infrastructure for the nine months ended September 30, 2011:

Reversed entry for share of profit and loss of Infrastructure already recorded in the Company's books for nine months ended September 30, 2011:

Investment in Power Track Projects, FZE ("PTP") dr.	404,955.54
Loss on investment cr.		404,955.54

Reversed entry for 50% impairment of notes receivable-PTP in group books:

Notes receivable - PTP dr.	1,221,002.65
Impairment of notes receivable expense cr.		1,221,002.65

Difference of original value and investment as at the beginning of 2010 has been considered as extraordinary profit on revaluation:

Original investment value	1,786,000.00
Investment as of January 1, 2011	1,219,218.83
Extraordinary gain /loss	566,781.17

Issuance of 165,688,942 shares of Infrastructure to the Company for $2,477,544 against its notes receivable of $2,409,003 plus reversed interest accrued on those notes:

Investment in PTP dr.	2,477,544.00
Notes receivable cr.		2,409,003.00
Interest income cr.		20,196.00
Accrued income cr.		48,345.00

The effect of the share issuance entry has also been given in Infrastructure books:

Long term debt-notes payable dr.	2,409,003.00
Interest expense	68,541
Additional paid up capital (2,477,544 -165,700)cr.		2,311,844.00
Capital stock (165,688,942 shares) cr.		165,700

Exhibit 99.3

WWA GROUP, INC.

UNAUDITED PRO FORMA COMBINED INFORMATION

For the nine months ended September 30, 2011 and for the year ended June 30, 2011

Adjustment Entries - continued

The following entries have been adjusted in the Company's financials for preparation of the pro forma financials of the Company and Infrastructure for the year ended December 31, 2010:

Reversed entry for share of profit and loss of Infrastructure was already recorded in the Company's books for the quarters ended March and June 2010

(share of loss for the quarter ended June 30, 2010 was $48,330.33, and the share of profit for the quarter ended March 30, 2010 was $4,883.54):

Investment in Power Track Projects, FZE ("PTP") dr.	43,446.79
Loss on investment cr.		43,446.79

The loss on investment will become	90,800.00
Investment in PTP will become	1,262,665.62

Investment in PTP in the Company's books has been restated at its original value of $1,786,000 from its present value of $1,262,665.62 (after reversing impact of loss of $43,446.79)

 and the difference of original value and investment as on beginning of 2010 has been considered as extraordinary profit on revaluation:

Original investment value	1,786,000.00
Investment as of January 1, 2010	1,262,665.62
Extraordinary gain /loss	523,334.38

The issuance of 165,688,942 shares of Infrastructure to the Company for $2,477,544 against its notes receivable of $2,442,003.39 plus interest on those notes:

Investment in PTP dr.	2,477,544.00
Notes receivable cr.		2,442,003.39
Interest income cr.		35,540.61

The effect of the share issuance entry has also been given in Infrastructure books:

Long term debt-notes payable dr.	2,442,003.29
Interest exp	35,541.00
Additional paid up capital (2,477,544 -165,700) cr.		2,311,844.00
Capital stock (165,688,942) cr.		165,700